Exhibit 99.1

Desktop Metal Announces Third Quarter
2022 Financial Results

November 9, 2022

●	Revenue of $47.1 million, up 85% from third quarter 2021
●	Announced strategic collaboration with Align Technology to bring digital dentistry and workflows for printing to the mass market
●	Accelerating and expanding Strategic Integration and Cost Optimization Initiative to reduce expense structure, drive margin expansion, and prioritize path to profitability

BOSTON – Desktop Metal, Inc. (NYSE: DM) today announced its financial results for the third quarter ended September 30, 2022.

“Our team continued to work diligently in the third quarter to drive adoption of our AM 2.0 mass production solutions with continued traction from both customers and major strategic partners,” said Ric Fulop, Founder and CEO of Desktop Metal. “This was demonstrated by a promising new strategic collaboration with Align Technology, the market leader in clear aligners.”

Fulop continued, “Although we continue to make meaningful progress on our long-term growth strategy, third quarter results did not meet our expectations as macroeconomic environment headwinds accelerated during the quarter, leading some customers to delay purchase decisions. To address this change to our operating backdrop, we have taken decisive actions to accelerate and expand our cost optimization initiative, and will continue to evaluate opportunities to reduce our expense structure and prioritize our path to profitability.”

Fulop concluded, “Despite short-term challenges, the long-term trends supporting broad adoption of additive manufacturing and market growth to over $100 billion in the next decade remain intact, particularly for mass production. Supported by an unmatched portfolio of AM 2.0 solutions, Desktop Metal is well-positioned to continue capturing share of this growing market, and take advantage of the next stage of long-term secular growth.”

Third Quarter 2022 and Recent Business Highlights:

●	Announced strategic collaboration with Align Technology to accelerate adoption of digital dentistry in the $30 billion annual dental parts market. Align’s market-leading iTero intraoral scanners will be offered as a seamless managed service to dentists in a subscription model with recurring revenue, enabling a gateway for a connected suite of digital dentistry solutions with a workflow backed by Desktop Labs’ experienced network of dental laboratories and premium Desktop Health 3D printers and materials
●	Accelerating and expanding Strategic Integration and Cost Optimization Initiative to reduce expense structure, drive margin expansion, and prioritize path to profitability
●	Announced multi-faceted partnership with Siemens to accelerate adoption of AM 2.0 with large manufacturers for scalable production applications
●	Expanded partnership with Henkel to qualify additional industrial photopolymer resins on the Xtreme 8K
●	Actively engaged with some of the largest companies in the world on Production SystemTM P-50 while remaining steadfast in building a pipeline for this platform

●	Demonstrated monetization opportunity of IP portfolio of over 950 patents and pending patent applications with successful injunctive action and initiation of royalty-bearing license structure
●	Expanded lineup for world’s best-selling metal binder jet system with Shop System+ and Shop System Pro
●	Launched Figur G15, the first commercial platform of its kind to shape standard sheet metal on demand using patent-pending Digital Sheet Forming (DSF) technology

Third Quarter 2022 Financial Highlights:

●	Revenue of $47.1 million, up 85.1% from third quarter 2021 revenue of $25.4 million
●	GAAP gross margin of (0.7)%; non-GAAP gross margin of 19.9%
●	GAAP net loss of $60.8 million; non-GAAP net loss of $33.1 million
●	Adjusted EBITDA of $(28.2) million
●	Cash, cash equivalents, and short-term investments of $217.3 million as of September 30, 2022

Financial Outlook:

●	Fourth quarter 2022 revenue expectation between $51 to $62 million, representing revised full year 2022 revenue expectation between $200 to $210 million, or 78% to 87% growth from 2021
●	Fourth quarter 2022 adjusted EBITDA expectation between $(20) to $(26) million, representing revised full year 2022 adjusted EBITDA expectation between $(117) to $(123) million

Conference Call Information:

Desktop Metal will host a conference call on Wednesday, November 9, 2022 at 4:30 p.m. ET to discuss third quarter 2022 results. Participants may access the call at 1-888-999-5318, international callers may use 1-848-280-6460, and request to join the Desktop Metal financial results conference call. A simultaneous webcast of the conference call and the accompanying summary presentation may be accessed online at the Events & Presentations section of ir.desktopmetal.com. A replay will be available shortly after the conclusion of the conference call at the same website.

About Desktop Metal:

Desktop Metal, Inc., based in Burlington, Massachusetts, is accelerating the transformation of manufacturing with an expansive portfolio of 3D printing solutions, from rapid prototyping to mass production. Founded in 2015 by leaders in advanced manufacturing, metallurgy, and robotics, the company is addressing the unmet challenges of speed, cost, and quality to make additive manufacturing an essential tool for engineers and manufacturers around the world. Desktop Metal was selected as one of the world’s 30 most promising Technology Pioneers by the World Economic Forum, named to MIT Technology Review’s list of 50 Smartest Companies, and the 2021 winner of Fast Company’s Innovation by Design Award in materials.

For more information, visit www.desktopmetal.com.

Forward-looking Statements:

This press release contains certain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to risks associated with the integration of the business and operations of acquired businesses, our ability to realize the benefits from cost saving measures, and supply and logistics disruptions, including shortages and delays. For more information about risks and uncertainties that may impact Desktop Metal’s business, financial condition, results of operations and prospects generally, please refer to Desktop Metal’s reports filed with the SEC, including without limitation the “Risk Factors” and/or other information included in the Form 10-Q filed with the SEC on November 9, 2022, and such other reports as Desktop Metal has filed or may file with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Desktop Metal, Inc. assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor Relations:

Jay Gentzkow
(781) 730-2110
jaygentzkow@desktopmetal.com

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(in thousands, except share and per share amounts)

	September 30,	December 31,
	2022	2021
Assets
Current assets:
Cash and cash equivalents	$66,987	$65,017
Current portion of restricted cash	4,072	2,129
Short-term investments	150,268	204,569
Accounts receivable	41,390	46,687
Inventory	91,223	65,399
Prepaid expenses and other current assets	18,781	18,208
Total current assets	372,721	402,009
Restricted cash, net of current portion	1,112	1,112
Property and equipment, net	57,755	58,710
Goodwill	365,253	639,301
Intangible assets, net	225,438	261,984
Other noncurrent assets	29,073	25,480
Total Assets	$1,051,352	$1,388,596
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$29,211	$31,558
Customer deposits	15,491	14,137
Current portion of lease liability	5,421	5,527
Accrued expenses and other current liabilities	31,430	33,829
Current portion of deferred revenue	16,309	18,189
Current portion of long-term debt, net of deferred financing costs	444	825
Total current liabilities	98,306	104,065
Long-term debt, net of current portion	343	548
Convertible notes	111,657	—
Contingent consideration, net of current portion	1,088	4,183
Lease liability, net of current portion	18,788	13,077
Deferred revenue, net of current portion	3,778	4,508
Deferred tax liability	7,994	10,695
Other noncurrent liabilities	2,646	3,170
Total liabilities	244,600	140,246
Commitments and Contingencies (Note 17)
Stockholders’ Equity
Preferred Stock, $0.0001 par value—authorized, 50,000,000 shares; no shares issued and outstanding at September 30, 2022 and December 31, 2021, respectively	—	—
Common Stock, $0.0001 par value—500,000,000 shares authorized; 317,193,388 and 311,737,858 shares issued at September 30, 2022 and December 31, 2021, respectively, 317,069,926 and 311,473,950 shares outstanding at September 30, 2022 and December 31, 2021, respectively	32	31
Additional paid-in capital	1,864,477	1,823,344
Accumulated deficit	(996,601)	(568,611)
Accumulated other comprehensive loss	(61,156)	(6,414)
Total Stockholders’ Equity	806,752	1,248,350
Total Liabilities and Stockholders’ Equity	$1,051,352	$1,388,596

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Revenues
Products	$42,937	$23,949	$135,085	$51,820
Services	4,149	1,489	13,381	3,908
Total revenues	47,086	25,438	148,466	55,728
Cost of sales
Products	43,639	20,450	130,454	46,427
Services	3,756	1,033	11,252	3,561
Total cost of sales	47,395	21,483	141,706	49,988
Gross profit	(309)	3,955	6,760	5,740
Operating expenses
Research and development	22,382	19,311	78,357	45,820
Sales and marketing	16,204	13,224	56,299	29,567
General and administrative	18,924	19,833	62,472	46,821
In-process research and development assets acquired	—	15,181	—	25,581
Goodwill impairment	—	—	229,500	—
Total operating expenses	57,510	67,549	426,628	147,789
Loss from operations	(57,819)	(63,594)	(419,868)	(142,049)
Change in fair value of warrant liability	—	—	—	(56,576)
Interest expense	(680)	(12)	(1,281)	(137)
Interest and other (expense) income, net	(1,677)	(3,796)	(8,443)	(3,166)
Loss before income taxes	(60,176)	(67,402)	(429,592)	(201,928)
Income tax (expense) benefit	(598)	523	1,602	32,761
Net loss	$(60,774)	$(66,879)	$(427,990)	$(169,167)
Net loss per share—basic and diluted	$(0.19)	$(0.26)	$(1.36)	$(0.67)
Weighted average shares outstanding, basic and diluted	316,007,716	260,555,655	313,901,704	251,467,644

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(UNAUDITED)

(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Net loss	$(60,774)	$(66,879)	$(427,990)	$(169,167)
Other comprehensive (loss) income, net of taxes:
Unrealized gain (loss) on available-for-sale marketable securities, net	(389)	(7)	(418)	(11)
Foreign currency translation adjustment	(15,866)	(1,216)	(54,324)	(1,099)
Total comprehensive (loss) income, net of taxes of $0	$(77,029)	$(68,102)	$(482,732)	$(170,277)

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(UNAUDITED)

(in thousands, except share amounts)

	Three Months Ended September 30, 2022
					Accumulated
					Other
	Common Stock		Additional		Comprehensive	Total
	Voting		Paid-in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—July 1, 2022	315,147,677	$32	$1,851,836	$(935,827)	$(44,901)	$871,140
Exercise of Common Stock options	1,147,289	—	1,771	—	—	1,771
Vesting of restricted Common Stock	21,786	—	—	—	—	—
Vesting of restricted stock units	765,093	—	—	—	—	—
Net settlement of shares for employee tax withholdings upon vesting of restricted stock units	(11,919)	—	(39)	—	—	(39)
Issuance of Common Stock related to settlement of contingent consideration	—	—	—	—	—	—
Stock-based compensation expense	—	—	10,909	—	—	10,909
Net loss	—	—	—	(60,774)	—	(60,774)
Other comprehensive income (loss)	—	—	—	—	(16,255)	(16,255)
BALANCE—September 30, 2022	317,069,926	$32	$1,864,477	$(996,601)	$(61,156)	$806,752

	Nine Months Ended September 30, 2022
					Accumulated
					Other
	Common Stock		Additional		Comprehensive	Total
	Voting		Paid-in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—January 1, 2022	311,473,950	$31	$1,823,344	$(568,611)	$(6,414)	$1,248,350
Exercise of Common Stock options	2,168,289	—	3,035	—	—	3,035
Vesting of restricted Common Stock	135,341	—	—	—	—	—
Vesting of restricted stock units	3,248,204	1	—	—	—	1
Repurchase of shares for employee tax withholdings	(68,060)	—	(228)	—	—	(228)
Issuance of Common Stock related to settlement of contingent consideration	112,202	—	500	—	—	500
Stock-based compensation expense	—	—	37,826	—	—	37,826
Net loss	—	—	—	(427,990)	—	(427,990)
Other comprehensive income (loss)	—	—	—	—	(54,742)	(54,742)
BALANCE—September 30, 2022	317,069,926	$32	$1,864,477	$(996,601)	$(61,156)	$806,752

	Three Months Ended September 30, 2021
					Accumulated
					Other
	Common Stock		Additional		Comprehensive	Total
	Voting		Paid-in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—July 1, 2021	259,545,731	$26	$1,387,779	$(430,565)	$104	$957,344
Exercise of Common Stock options	1,615,484	—	1,576	—	—	1,576
Vesting of restricted Common Stock	295,599	—	—	—	—	—
Vesting of restricted stock units	259,735	—	—	—	—	—
Net share settlement related to employee tax withholdings upon vesting of restricted stock units	(40,299)	—	(309)	—	—	(309)
Issuance of Common Stock for acquisitions	—	—	—	—	—	—
Issuance of common stock for acquired in-process research and development	—	—	—	—	—	—
Net share settlement related to employee tax withholdings upon vesting of restricted stock awards	(109,150)	—	(958)	—	—	(958)
Stock-based compensation expense	—	—	9,951	—	—	9,951
Net loss	—	—	—	(66,879)	—	(66,879)
Other comprehensive income (loss)	—	—	—	—	(1,223)	(1,223)
BALANCE—September 30, 2021	261,567,100	$26	$1,398,039	$(497,444)	$(1,119)	$899,502

	Nine Months Ended September 30, 2021
					Accumulated
					Other
	Common Stock		Additional		Comprehensive	Total
	Voting		Paid-in	Accumulated	(Loss)	Stockholders’
	Shares	Amount	Capital	Deficit	Income	Equity
BALANCE—January 1, 2021	224,626,597	$23	$844,188	$(328,277)	$(9)	$515,925
Exercise of Common Stock options	4,462,218	—	5,241	—	—	5,241
Vesting of restricted Common Stock	407,629	—	—	—	—	—
Vesting of restricted stock units	303,656	—	—	—	—	—
Net settlement of shares related to employee tax withholdings upon vesting of restricted stock units	(49,471)	—	(454)	—	—	(454)
Issuance of Common Stock for acquisitions	9,049,338	1	208,988	—	—	208,989
Issuance of common stock for acquired in-process research and development	334,370	—	4,300	—	—	4,300
Net share settlement related to employee tax withholdings upon vesting of restricted stock awards	(109,150)	—	(958)			(958)
Stock-based compensation expense	—	—	16,167	—	—	16,167
Vesting of Trine Founder shares	1,850,938	—	—	—	—	—
Exercise of warrants	20,690,975	2	320,567	—	—	320,569
Net loss	—	—	—	(169,167)	—	(169,167)
Other comprehensive income (loss)	—	—	—	—	(1,110)	(1,110)

DESKTOP METAL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

(in thousands)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(427,990)	$(169,167)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	38,294	15,576
Stock-based compensation	37,826	16,167
Goodwill impairment	229,500	—
Change in fair value of warrant liability	—	56,576
Change in fair value of subscription agreement	—	2,920
Amortization (accretion) of discount on investments	(305)	2,189
Amortization of debt financing cost	—	9
Amortization of deferred costs on convertible notes	276	—
Provision for bad debt	1,038	316
Acquired in-process research and development	—	25,581
Loss on disposal of property and equipment	209	19
Foreign exchange (gains) losses on intercompany transactions, net	1,261	—
Net increase (decrease) in accrued interest related to marketable securities	771	(414)
Net unrealized (gain) loss on equity investment	6,172	1,880
Net unrealized (gain) loss on other investments	745	(639)
Deferred tax benefit	(1,602)	(32,761)
Change in fair value of contingent consideration	(254)	(166)
Foreign currency transaction (gain) loss	(59)	—
Changes in operating assets and liabilities:
Accounts receivable	3,166	(8,476)
Inventory	(31,195)	(11,067)
Prepaid expenses and other current assets	(969)	(3,096)
Other assets	1,196	(118)
Accounts payable	(2,959)	4,243
Accrued expenses and other current liabilities	(3,855)	(9,294)
Customer deposits	2,360	(1,298)
Deferred revenue	(1,589)	1,295
Change in right of use assets and lease liabilities, net	(2,850)	(340)
Other liabilities	24	6
Net cash used in operating activities	(150,789)	(110,059)
Cash flows from investing activities:
Purchases of property and equipment	(8,157)	(4,145)
Purchase of other investments	—	(3,620)
Proceeds from other investments	3,155	—
Purchase of equity investment	—	(20,000)
Proceeds from sale of property and equipment	6	—
Purchase of marketable securities	(158,404)	(330,873)
Proceeds from sales and maturities of marketable securities	205,650	163,882
Proceeds from capital grant	200	—
Cash paid to acquire in-process research and development	—	(21,220)
Cash paid for acquisitions, net of cash acquired	(23)	(191,146)
Net cash provided by (used in) investing activities	42,427	(407,122)
Cash flows from financing activities:
Proceeds from the exercise of stock options	3,036	5,241
Proceeds from the exercise of stock warrants	—	170,665
Payment of taxes related to net share settlement upon vesting of restricted stock units	(230)	(454)
Repayment of loans	(421)	—
Proceeds from issuance of convertible notes	115,000	—
Costs incurred in connection with the issuance of convertible notes	(3,619)	—
Repayment of term loan	—	(10,000)
Net cash provided by financing activities	113,766	165,452
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,491)	(56)
Net increase (decrease) in cash, cash equivalents, and restricted cash	3,913	(351,785)
Cash, cash equivalents, and restricted cash at beginning of period	68,258	484,137
Cash, cash equivalents, and restricted cash at end of period	$72,171	$132,352

Supplemental disclosures of cash flow information

Reconciliation of cash, cash equivalents and restricted cash reported within the condensed consolidated balance sheets that sum to the total shown in the condensed consolidated statements of cash flows:

Cash and cash equivalents	$66,987	131,676
Restricted cash included in other current assets	4,072	—
Restricted cash included in other noncurrent assets	1,112	676
Total cash, cash equivalents and restricted cash shown in the condensed consolidated statements of cash flows	$72,171	$132,352

Supplemental cash flow information:
Interest paid	$—	$137
Taxes paid	$—	$150

Non-cash investing and financing activities:
Net unrealized (gain) loss on investments	$418	$11
Exercise of private placement warrants	$—	$149,904
Common Stock issued for acquisitions	$—	$208,989
Common Stock issued for acquisition of in-process research and development	$—	$4,300
Common Stock issued for settlement of contingent consideration	$500	$—
Cash held back in acquisitions	$—	$50
Additions to right of use assets and lease liabilities	$10,742	$891
Purchase of property and equipment included in accounts payable	$1,507	$77
Purchase of property and equipment included in accrued expense	$—	$33
Contingent consideration in connection with acquisitions	$—	$6,083
Transfers from property and equipment to inventory	$2,470	$—
Transfers from inventory to property and equipment	$3,475	$—
Deferred contract costs	$1,341	$—

NON-GAAP FINANCIAL INFORMATION

This press release contains non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA.

●	We define non-GAAP gross margin as GAAP gross margin excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring expenses, acquisition-related and other transactional charges, and inventory step-up adjustments
●	We define non-GAAP operating loss as GAAP operating loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring expenses, acquisition-related and other transactional charges, inventory step-up adjustments, in-process research and development assets acquired and goodwill impairment
●	We define non-GAAP net loss as GAAP net loss excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring expense, inventory step-up adjustments, acquisition-related and other transactional charges, in-process research and development assets acquired, goodwill impairment, change in fair value of investments and change in fair value of warrant liability
●	We define non-GAAP operating expense as GAAP operating expense excluding the effect of stock-based compensation, amortization of acquired intangible assets, restructuring expense, acquisition-related and other transactional charges, in-process research and development assets acquired and goodwill impairment
●	We define EBITDA as GAAP net income (loss) excluding interest, income taxes and depreciation and amortization expense
●	We define Adjusted EBITDA as EBITDA excluding stock-based compensation, restructuring expense, change in fair value of warrant liability, change in fair value of investments, inventory step-up adjustments, goodwill impairment, and acquisition-related and other transactional charges

In addition to Desktop Metal’s results determined in accordance with GAAP, Desktop Metal’s management uses this non-GAAP financial information to evaluate the Company’s ongoing operations and for internal planning and forecasting purposes. We believe that this non-GAAP financial information, when taken collectively, may be helpful to investors in assessing Desktop Metal’s operating performance.

We believe that the use of non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends because it eliminates the effect of financing, capital expenditures, and non-cash expenses such as stock-based compensation and warrants, and provides investors with a means to compare Desktop Metal’s financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, investors should be aware that when evaluating non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA, we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies because not all companies calculate these measures in the same fashion.

Because of these limitations, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, non-GAAP operating expense, EBITDA and Adjusted EBITDA on a supplemental basis. Management uses, and investors should consider, our non-GAAP financial measures only in conjunction with our GAAP results. Desktop Metal has not provided a reconciliation of its Adjusted EBITDA outlook to net income because estimates of all of the reconciling items cannot be provided without unreasonable efforts.

Set forth below is a reconciliation of each Non-GAAP financial measure used in this press release to its most directly comparable GAAP financial measure.

DESKTOP METAL, INC.

NON-GAAP RECONCILIATION TABLE

(in thousands)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
(Dollars in thousands)	2022	2021	2022	2021
GAAP gross margin	$(309)	$3,955	$6,760	$5,740
Stock-based compensation included in cost of sales(1)	734	341	1,892	586
Amortization of acquired intangible assets included in cost of sales	5,877	2,515	17,817	5,841
Restructuring expense in cost of sales	3,085	—	3,126	—
Acquisition-related and other transactional charges included in cost of sales	—	—	1,148	—
Inventory step-up adjustment in cost of sales	—	—	1,496	—
Non-GAAP gross margin	$9,387	$6,811	$32,239	$12,167

GAAP operating loss	$(57,819)	$(63,594)	$(419,868)	$(142,049)
Stock-based compensation(2),(3)	12,040	9,951	41,170	16,167
Amortization of acquired intangible assets	9,069	4,604	28,522	11,172
Restructuring expense	3,085	—	5,086	—
Inventory step-up adjustment in cost of sales	—	—	1,496	—
Acquisition-related and other transactional charges	1,476	5,675	6,633	13,786
In-process research and development assets acquired	—	15,181	—	25,581
Goodwill impairment	—	—	229,500	—
Non-GAAP operating loss	$(32,149)	$(28,183)	$(107,461)	$(75,343)

GAAP net loss	$(60,774)	$(66,879)	$(427,990)	$(169,167)
Stock-based compensation(2),(3)	12,040	9,951	41,170	16,167
Amortization of acquired intangible assets	9,069	4,604	28,522	11,172
Restructuring expense	3,085	—	5,469	—
Inventory step-up adjustment in cost of sales	—	—	1,496	—
Acquisition-related and other transactional charges	1,476	5,675	6,633	13,786
In-process research and development assets acquired	—	15,181	—	25,581
Goodwill impairment	—	—	229,500	—
Change in fair value of investments	2,052	4,204	8,493	4,186
Change in fair value of warrant liability	—	—	—	56,576
Non-GAAP net loss	$(33,052)	$(27,264)	$(106,707)	$(41,699)

(1) Includes $0.1 million and $0.2 million of liability-award stock-based compensation expense for the three and nine months ended September 30, 2022.

(2) Includes $7.3 million of stock-based compensation expense associated with the restructuring initiative for the nine months ended September 30, 2022.

(3) Includes $1.2 million and $3.4 million of liability-award stock-based compensation expense for the three and nine months ended September 30, 2022, respectively.

DESKTOP METAL, INC.

NON-GAAP OPERATING EXPENSE RECONCILIATION TABLE

(in thousands)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
(Dollars in thousands)	2022	2021	2022	2021
GAAP operating expenses	$57,510	$67,549	$426,628	$147,789
Stock-based compensation included in operating expenses(1),(2)	(11,306)	(9,610)	(39,278)	(15,581)
Amortization of acquired intangible assets included in operating expenses	(3,192)	(2,089)	(10,705)	(5,330)
Restructuring expense included in operating expenses	—	—	(1,960)	—
Acquisition-related and other transactional charges included in operating expenses	(1,476)	(5,675)	(5,485)	(13,786)
In-process research and development assets acquired	—	(15,181)	—	(25,581)
Goodwill impairment	—	—	(229,500)	—
Non-GAAP operating expenses	$41,536	$34,994	$139,700	$87,511

(1) Includes $7.3 million of stock-based compensation expense associated with the Initiative for the nine months ended September 30, 2022.

(2) Includes $1.1 million and $3.2 million of liability-award stock-based compensation expense for the three and nine months ended September 30, 2022, respectively.

DESKTOP METAL, INC.

ADJUSTED EBITDA RECONCILIATION TABLE

(in thousands)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
(Dollars in thousands)	2022	2021	2022	2021
Net loss attributable to common stockholders	$(60,774)	$(66,879)	$(427,990)	$(169,167)
Interest (income) expense, net	680	(104)	1,281	(286)
Income tax expense (benefit)	598	(523)	(1,602)	(32,761)
Depreciation and amortization	12,692	6,488	38,294	15,576
In-process research and development assets acquired	—	15,181	—	25,581
EBITDA	(46,804)	(45,837)	(390,017)	(161,057)
Change in fair value of warrant liability	—	—	—	56,576
Change in fair value of investments	2,052	4,204	8,493	4,186
Inventory step-up adjustment	—	—	1,496	—
Stock-based compensation expense(1),(2)	12,040	9,951	41,170	16,167
Restructuring expense	3,085	—	5,469	—
Goodwill impairment	—	—	229,500	—
Acquisition-related and other transactional charges	1,476	5,675	6,633	13,786
Adjusted EBITDA	$(28,151)	$(26,007)	$(97,256)	$(70,342)

(1) Includes $7.3 million of stock-based compensation expense associated with the Initiative for the nine months ended September 30, 2022.

(2) Includes $1.2 million and $3.4 million of liability-award stock-based compensation for the three and nine months ended September 30, 2022, respectively.